                                                                   EXHIBIT 10.31
                              REDEMPTION AGREEMENT

     THIS REDEMPTION  AGREEMENT  ("AGREEMENT") is entered into as of January 12,
2004, between Catskill Development, L.L.C., a New York limited liability company
(the "COMPANY"), and Alpha Monticello, Inc., a Delaware corporation ("ALPHA").

                                    RECITALS

     WHEREAS,  Alpha is a Member of the Company and owns a  Membership  Interest and a Capital Account in the Company;

     WHEREAS,  the Company owns all of the issued and outstanding  capital stock of Monticello Raceway Management, Inc., a New York Corporation ("MRMI");

     WHEREAS,  the Company  desires to redeem,  and Alpha desires to transfer to the Company, Alpha's right, title and interest in all of its Membership Interest and Capital Account in the Company (the "REDEEMED INTEREST"), in exchange for 40 shares  of  common  stock of MRMI,  no par  value  per  share  (the  "REDEMPTION
CONSIDERATION"); and

     WHEREAS,  capitalized terms that are used in this Agreement but not defined herein shall have the respective meanings given to them in the First Amended and
Restated Operating Agreement of the Company dated as of January 1, 1999.

     NOW,  THEREFORE,  in consideration of the premises and the mutual terms and conditions  set forth  herein,  and intending to be legally  bound,  the parties agree as follows:

     1. THE REDEMPTION TRANSACTION.

          (a) The Company hereby redeems and Alpha hereby assigns, transfers and conveys all of its right,  title and  interest in the  Redeemed  Interest to the
Company. Simultaneously with the execution and delivery of this Agreement, Alpha shall  deliver to the Company  such  instruments  as the Company may  reasonably request in order to effect the transfer of the Redeemed Interest by Alpha to the
Company.

          (b) In  consideration  for the  transfer of the  Redeemed  Interest by
Alpha,  the Company  hereby  assigns and  transfers  to Alpha,  clear,  full and complete  right,  title and  interest  in and to the  Redemption  Consideration.
Simultaneously  with the execution and delivery of this  Agreement,  the Company shall  deliver  or  cause  to be  delivered  to  Alpha  the  stock  certificates representing the Redemption Consideration,  either duly endorsed for transfer or accompanied by the appropriate stock transfer.

     2. REPRESENTATIONS AND WARRANTIES.

          (a) Alpha represents and warrants to the Company as of the date hereof as follows:

               (i) Alpha is the sole record and direct  beneficial  owner of the
Redeemed  Interest,  and Alpha owns the Redeemed  Interest free and clear of all liens, security interests,  encumbrances and restrictions whatsoever,  except as provided in the Operating Agreement of the Company.

               (ii) The execution, delivery and performance of this Agreement by
Alpha  will not (A)  violate  or  conflict  with any  term or  provision  of the certificate  of  incorporation,  by laws or other  organizational  documents  of
Alpha,  (B)  violate  any  provision  of any  judgment,  writ,  order or  decree
(collectively, "JUDGMENT"), or any law, rule or regulation (collectively, "LAW")
that is applicable to Alpha or any of its  Affiliates,  (C) require any consent, approval,  waiver or other action by any natural  person,  organization or legal entity ("PERSON")  under,  constitute a default under, or give rise to any right of termination, cancellation or acceleration of any right or obligation of Alpha or any of its  Affiliates,  or to a loss of any benefit to which Alpha or any of its Affiliates is entitled  under,  any material  agreement or other  instrument binding  upon  Alpha  or any of its  Affiliates,  or (D)  require  any  consent, approval,  waiver or other action by, or notice to, any court or  administrative or governmental agency or body.

               (iii)  There is no action,  suit,  investigation  or  proceeding, governmental  or otherwise  ("PROCEEDING"),  pending (or, to Alpha's  knowledge, threatened)  against Alpha or any of its  Affiliates or any of their  respective directors,  officers, employees or agents relating to the Redeemed Interest, nor is  there  any  basis  for  such a  Proceeding  known  to  Alpha.  Alpha  has no obligation,  absolute or  contingent,  to any other  Person to sell the Redeemed
Interest except as provided in the Operating Agreement of the Company.

               (iv) Alpha understands that the Redemption  Consideration has not been registered under the Securities Act of 1933, as amended ("ACT"), and may be resold  only  if  registered  pursuant  to the  provisions  of the  Act or if an exemption from registration is available,  except under the circumstances  where neither such registration nor such exemption is required by law.

          (b) The Company represents and warrants to Alpha as of the date hereof as follows:

               (i) The Company is the sole record and direct beneficial owner of the Redemption Consideration,  and the Company owns the Redemption Consideration free and clear of all liens,  security interests,  encumbrances and restrictions whatsoever.

               (ii) The execution, delivery and performance of this Agreement by the  Company  will not (A)  violate  any  provision  of  Judgment or Law that is applicable  to the Company or any of its  Affiliates,  (B) require any  consent, approval,  waiver or other  action by any  Person  under,  constitute  a default under, or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Company or any of its Affiliates, or to a loss of any benefit to which the Company or any of its Affiliates is entitled under, any material  agreement or other  instrument  binding upon the Company or any of its
Affiliates, or (C) require any consent,  approval, waiver or other action by, or notice to, any court or administrative or governmental agency or body.

                                       2

               (iii)  There  is no  Proceeding  pending  (or,  to the  Company's knowledge,  threatened)  against the Company or any of its  Affiliates or any of their  respective  officers,  employees or agents  relating to the  transactions contemplated  by this  Agreement,  nor is there any basis for such a  Proceeding known to the Company. The Company has no obligation,  absolute or contingent, to any other Person to sell any of the Redemption  Consideration except as provided in this Agreement.

     3. MISCELLANEOUS.

          (a) All the  provisions  of this  Agreement  shall be binding upon and inure to the benefit of and be  enforceable  by the  respective  successors  and assigns of Alpha and the Company.

          (b) This  Agreement  shall be governed by the laws of the State of New
York (without regard to any conflict of laws principles).

          (c)  Alpha and the  Company  shall  from  time to time  after the date hereof, at the request of any other party, execute and deliver to the requesting party  such  other  instruments  and  documents  as  the  requesting  party  may reasonably  require  in order  to  carry  out and  consummate  the  transactions contemplated by this Agreement.

          (d) Any provision of this Agreement which is invalid or  unenforceable in any  jurisdiction  shall be ineffective  to the extent of such  invalidity or unenforceability  without invalidating or rendering  unenforceable the remaining provisions hereof, and such invalidity or  unenforceability  in any jurisdiction shall  not  invalidate  or render  unenforceable  such  provisions  in any other jurisdiction.

          (e) The provisions of Section 2 shall survive the  consummation of the transactions contemplated by this Agreement.

          (f) This Agreement may be executed in any number of counterparts, each of which when executed and  delivered  shall be deemed to be an original and all of which  counterparts  taken  together  shall  constitute  but one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

                                       3

                    [SIGNATURE PAGE TO REDEMPTION AGREEMENT]

     IN WITNESS  WHEREOF,  the parties  hereto have duly  executed and delivered this Agreement as of the date first written above.

                                  CATSKILL DEVELOPMENT, L.L.C.

                                  By: /s/ Morad Tahbaz
                                     -----------------------------------------
                                     Name:  Morad Tahbaz
                                     Title:

                                  ALPHA MONTICELLO, INC.

                                  By: /s/ Thomas W. Aro
                                     -----------------------------------------
                                     Name:  Thomas W. Aro
                                     Title: